UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2014

Decision Diagnostic Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-29315	91-2105842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2660 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 446-1973

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 4, 2014, Decision Diagnostic Corporation (the”Company”) was informed by its independent registered public accounting firm, Silberstein Ungar, PLLC (“SU”) that they are resigning as the Company’s independent auditor, as most of their clients were acquired by KLJ & Associates, LLP. As a result, the Company has engaged Cowan, Gunteski & Co., P. A. (“Cowan”) as its new independent registered public accounting firm effective August 29, 2014. The decision to accept the resignation of “SU” and to engage “Cowan” was approved by the Company’s Board of Directors.

“SU” produced no audit reports on the financial statements of the Company, and at the time of their resignation “SU” had no disagreements with Company management over accounting issues or accounting policies.

The audit reports of the independent registered public accounting firm prior to “SU” on the consolidated financial statements of the Company as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern. During the Company’s two most recent fiscal years (filed) ended December 31, 2012 and 2011 and through August 29, 2014, the Company did not consult with Cowan, Gunteski & Co., P.A. on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s consolidated financial statements, and “Cowan” did not provide either a written report or oral advice to the Company that “Cowan” concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided “SU” a copy of the disclosures in this Current Report on Form 8-K and has requested that “SU” furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not “SU) agrees with the Company’s disclosures in this Item 4.01. A copy of the letter dated September 3, 2014 furnished by “SU” in response to that request is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Silberstein Ungar, PLLC to the Securities and Exchange Commission
99	Resignation letter from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Decision Diagnostics Corp.

/s/ Keith Berman

Keith M. Berman

Principal Executive Officer

Date: September 5, 2014

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